Share Capital	12 Months Ended
Dec. 31, 2014
Equity [Abstract]
Share Capital
13.	Share Capital

At December 31, 2014 the Company had two classes of common shares outstanding. The rights of holders of Class B common shares are identical to those of holders of Class A common shares, except that the dividend rights of holders of Class B common shares are subordinated to those of holders of Class A common shares. Dividends, when declared, must be paid as follows:

•	firstly, to all Class A common shares at the applicable rate for the quarter;

•	secondly, to all Class A common shares until they have received payment for all preceding quarters at the rate of $0.23 per share per quarter;

•	thirdly, to all Class B common shares at the applicable rate for the quarter;

•	then, to all Class A and B common shares as if they were a single class.

The Class B common shares remain subordinated until the Company has paid a dividend at least equal to $0.23 per quarter per share on both the Class A and Class B common shares for the immediately preceding four-quarter period. Due to the requirements described above, Class B common shares cannot receive any dividend until all Class A common shares have received dividends representing $0.23 per share per quarter for all preceding quarters. The last quarter for which a dividend was paid was fourth quarter 2008. Should the notional arrearages of dividend on the Class A common shares be made up and a dividend at the rate of $0.23 per share be paid for four consecutive quarters, the Class B common shares convert to Class A common shares on a one-for-one basis. Also, each Class B common share will convert into a Class A common share on a change of control of the Company.

Restricted stock units have been granted periodically to the Directors and management, under the Company’s 2008 Equity Incentive Plan, as part of their compensation arrangements (see note 15).

The Series A Preferred Shares ranked senior to the common shares and were mandatorily redeemable in 12 quarterly instalments commencing August 31, 2016. They were classified as a long-term liability. The dividend that the Series A Preferred shareholders were entitled to was presented as part of interest expense. Total proceeds received in 2008, and recorded as restricted cash, from the exercise of Public Warrants prior to their expiry was $3,027. These proceeds were only to be used to redeem the Series A Preferred Shares with a minimum redemption amount of $5,000. As part of the replacement time charters agreed in September 2012 for the Ville d’Aquarius and the Ville d’Orion, the Company accelerated the redemption of 63 Series A Preferred Shares of $48 each for $3,024. The remaining Series A Preferred Shares, which had a liquidation value at maturity of $44,976, were redeemed at a discount pursuant to a Share Repurchase Agreement for $36,400 on August 22, 2014, using the proceeds received from the issuance of the Series B Preferred Shares, the balance of the restricted cash and cash on hand.

On August 20, 2014, the Company issued 1,400,000 depositary shares, each of which represents 1/100th of one share of the Company’s 8.75% Series B Cumulative Redeemable Perpetual Preferred Shares (the “Series B Preferred Shares”). Dividends are payable at 8.75% per annum in arrears on a quarterly basis. At any time after August 20, 2019 (or within 180 days after the occurrence of a fundamental change), the Series B Preferred Shares may be redeemed, at the discretion of the Company, in whole or in part, at a redemption price of $2,500.00 per share (equivalent to $25.00 per depositary share). The net proceeds from the offering were $33,497. These shares are classified as Equity in the Consolidated Balance Sheet. The dividends payable on the Series B Preferred Shares are presented as a reduction of Retained Earnings in the Consolidated Statement of Equity, when and if declared by the Board of Directors. A dividend was declared on September 22, 2014 for the third quarter 2014 and on December 10, 2014 for the fourth quarter 2014.